Ivy Dividend Opportunities Fund

Summary Prospectus   |   December 18, 2012, as supplemented July 2, 2013

Share Class (Ticker):    Class R Shares (IYDVX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyfunds.com/prospectus. You can also get this information at no cost by calling 800.777.6472 or by sending an e-mail request to IMCompliance@waddell.com. You can also get this information from your investment provider. The Fund’s prospectus and SAI dated December 18, 2012 (as each may be amended or supplemented) are incorporated herein by reference.

Objective

To seek to provide total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	None
Maximum Annual Maintenance Fee	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class R
Management Fees	0.70%
Distribution and Service (12b-1) Fees	0.50%
Other Expenses	0.33%	[1]
Total Annual Fund Operating Expenses	1.53%
Fee Waiver and/or Expense Reimbursement	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.53%

[1]	The percentage shown for Other Expenses is based on estimated amounts for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$156	$483	$834	$1,824

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

Ivy Dividend Opportunities Fund seeks to achieve its objective by investing primarily in large cap companies, that are often market leaders in their industry with established operating records, that IICO believes are high-quality companies that may accelerate or grow their dividend payout ratio and that also demonstrate favorable prospects for total return. Under normal circumstances, the Fund invests at least 80% of its net assets in dividend-paying equity securities. For this purpose, such securities consist primarily of dividend-paying common stocks. Although the Fund invests primarily in securities issued by large cap companies (typically, companies with capitalizations of at least $10 billion at the time of acquisition), it may invest in securities issued by companies of any size.

The Fund primarily focuses on companies that have one or more of the following characteristics: high dividend yields that are, in the opinion of IICO, relatively safe; above-average market yield that IICO expects will continue to maintain and/or grow dividends; small dividends that IICO expects could grow over the next few years; and no dividends but IICO expects the company to initiate payment of dividends. IICO also considers other factors, which may include the company’s: established operating history; competitive dividend yields; growth and profitability opportunities; history of improving sales and profits; status as a market leader in its industry; and stock price value.

Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Fund will have an indirect exposure to foreign markets through investments in these companies.

Generally, in determining whether to sell a security, IICO considers many factors, including: changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, and changes in the relative market performance or appreciation possibilities offered by individual securities. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

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Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company. In addition, the amount of any dividend paid may fluctuate significantly.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, the domicile and/or the markets in which a company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Large Company Risk. Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion, which may affect share price. Although larger companies tend to be less volatile than companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

■

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

■

Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for Class A shares of the Fund and also compares the performance with those of a broad-based securities market index and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund).

Because Class R shares do not have any performance history, the annual returns in the bar chart, the best and worst quarter returns and the average annual total return chart are those of the Fund’s Class A shares, which are not offered in this prospectus. The annual returns in the bar chart are for the Fund’s Class A shares without reflecting payment of any front-end sales charge; if they did reflect payment of sales charges, annual returns would be lower. Performance for Class R shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class R shares are not subject to a sales charge, but have a higher distribution fee. Please see the section entitled “Your Account.”

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. Return After Taxes on Distributions and Sale of Fund Shares may be better than Return Before Taxes due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period. After-tax returns are shown only for the Class A shares; after tax returns for Class R shares of the Fund will vary from those shown.

Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31 each year

In the period shown in the chart, the highest quarterly return was 14.85% (the second quarter of 2009) and the lowest quarterly return was -21.78% (the fourth quarter of 2008). The Class A return for the year through September 30, 2012 was 2.24%.

Average Annual Total Returns

as of December 31, 2011	1 Year	5 Years	Life of Class
Class A (began on 06-30-2003)
Return Before Taxes	-10.26%	-1.48%	4.82%
Return After Taxes on Distributions	-10.40%	-1.65%	4.63%
Return After Taxes on Distributions and Sale of Fund Shares	-6.44%	-1.22%	4.22%

Indexes	1 Year	5 Years	Life of Class
Russell 1000 Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on July 1, 2003.)	1.50%	-0.02%	5.52%
Lipper Equity Income Funds Universe Average (net of fees and expenses) (Life of Class index comparison begins on July 1, 2003.)	2.85%	0.37%	6.11%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Cynthia P. Prince-Fox, Senior Vice President of IICO, has managed the Fund since July 2013.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your dealer or financial adviser or by writing to WI Services Company, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. If your individual account is not maintained on the Fund’s shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

Please check with your selling broker-dealer, plan administrator or third-party record keeper to sell Class R shares of the Fund and for information about minimum investment requirements. The Fund and/or Ivy Funds Distributor, Inc. (IFDI) may reduce or waive the minimums in some cases.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, long-term capital gain, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

IVSUM-IYDVX